UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 4, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3164	Alabama Power Company (An Alabama Corporation) 600 North 18th Street Birmingham, Alabama 35291 (205) 257-1000	63-0004250

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 4, 2007, Alabama Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale by the Company of $250,000,000 aggregate principal amount of its Series 2007B 5.875% Senior Notes due April 1, 2047 (the “Series 2007B Senior Notes”). The Series 2007B Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-126348, 333-126348-01, 333-126348-02 and 333-126348-03) of the Company.

Item 9.01.	Financial Statements and Exhibits .
(c) Exhibits.

1

Underwriting Agreement, dated April 4, 2007, relating to the Series 2007B Senior Notes among the Company and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several Underwriters named in Schedule I to the Underwriting Agreement.

4.2	Thirty-Eighth Supplemental Indenture to Senior Note Indenture dated as of April 18, 2007, providing for the issuance of the Series 2007B Senior Notes.

4.7	Form of Series 2007B Senior Note (included in Exhibit 4.2 above).

5.1	Opinion of Balch & Bingham LLP relating to the Series 2007B Senior Notes.

12.1	Computation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2007	ALABAMA POWER COMPANY
By /s/Wayne Boston Wayne Boston Assistant Secretary